SUMMARY PROSPECTUS May 1, 2026

AB Variable Products Series Fund, Inc.

Relative Value Portfolio—Class B

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2026, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Portfolio’s Prospectus, reports to shareholders and other information about the Portfolio, go to www.abfunds.com/go/prospectus, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any insurance company that offers shares of the Portfolio.

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and Examples below do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses in the Annual Portfolio Operating Expenses table and Examples below.

Shareholder Fees (fees paid directly from your investment)

N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%

Distribution (12b-1) Fees	0.25%

Other Expenses:
Transfer Agent	0.00%	(a)
Other Expenses	0.05%

Total Other Expenses	0.05%

Acquired Fund Fees and Expenses	0.01%

Total Annual Portfolio Operating Expenses	0.86%

Fee Waiver and/or Expense Reimbursement(b)	(0.01)%

Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%

(a)	Amount is less than 0.01%.

(b)

In connection with the Portfolio’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Portfolio and/or reimburse other expenses of the Portfolio in an amount equal to the Portfolio’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”. The agreement will remain in effect until May 1, 2027 and may only be terminated or changed with the consent of the Portfolio’s Board of Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the period.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio’s operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$87

After 3 Years	$273

After 5 Years	$476

After 10 Years	$1,060

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 74% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are trading at attractive valuations that have strong or improving business models. The Adviser monitors the fundamental performance of the Portfolio’s investments for signs of future financial success. The Adviser relies heavily upon the fundamental analysis and research of its dedicated investment team for the Portfolio in conducting research and making investment decisions. The team initially screens a primary research universe of largely U.S. companies for attractive security valuation and business model characteristics. Once appropriate candidates have been identified for further analysis, the team conducts fundamental research to better understand the company’s business model. In evaluating a company for potential inclusion in the Portfolio, the Adviser takes into account many factors that it believes bear on the company’s ability to perform in the future, including attractive free cash flow valuations, high levels of profitability, stable-to-improving balance sheets, and management teams that are good stewards of shareholder capital.

The Adviser recognizes that the perception of “value” is relative and often defined by the future economic performance of the company. As a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of businesses, although the Portfolio does not intend to concentrate in any particular sectors or industries. At any period in time, the Portfolio’s portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS

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Market Risk: The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other local, regional or global events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, or conflicts, any of which can affect large portions of the securities markets. It includes the risk that a particular style of investing may underperform the market generally.

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Sector Risk: The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the financials or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

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Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

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Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•

how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index and an additional index that more closely reflects the types of securities in which the Portfolio invests.

The performance information does not take into account separate account charges. If separate account charges were included, an investor’s return would be lower. The Portfolio’s past performance, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 17.87%, 4th quarter, 2020; and Worst Quarter was down -26.46%, 1st quarter, 2020.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Portfolio	10.20%	11.15%	10.30%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	15.91%	11.33%	10.53%

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
John H. Fogarty	Since 2018	Senior Vice President of the Adviser

Christopher Kotowicz	Since 2023	Senior Vice President of the Adviser

Adam Yee	Since 2025	Senior Vice President of the Adviser

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio offers its shares through the separate accounts of participating life insurance companies (“Insurers”). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the Insurer for information on the purchase and sale of the Portfolio’s shares.

TAX INFORMATION

The Portfolio may pay income dividends or make capital gains distributions. The income and capital gains distributions are expected to be made in shares of the Portfolio. See the prospectus of the separate account of the Insurer for U.S. federal income tax information.

PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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